Nationwide Life Insurance Company: • Nationwide VLI Separate Account

Prospectus supplement dated October 27, 2009
To Prospectus dated May 1, 2000

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On August 6, 2009, the Board of Trustees of the Van Kampen Life Investment Trust – Money Market Portfolio: Class I voted to liquidate the Van Kampen Life Investment Trust – Money market Portfolio: Class I fund effective December 18, 2009.

Effective December 18, 2009, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.  Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class IV on December 18, 2009.

2.	Effective December 18, 2009, the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class IV mutual fund will be added as an investment option to your policy.

3.	Effective December 18, 2009, the “Appendix A Objectives for Underlying Mutual Funds” is amended to include the following:

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.